AGREEMENT AND PLAN OF REORGANIZATION

                                   AMONG

                       RESCON TECHNOLOGY CORPORATION,

                          NAYNA ACQUISITION CORP.,

                           CHRISTIAN NIGOHOSSIAN,

                                    AND

                            NAYNA NETWORKS, INC.

















                             TABLE OF CONTENTS
                             -----------------


1.   Plan of Reorganization. . . . . . . . . . . . . . . . . . . . . . 2

2.   Terms of Merger . . . . . . . . . . . . . . . . . . . . . . . . . 2

3.   Delivery of Shares. . . . . . . . . . . . . . . . . . . . . . . . 4

4.   Representations of the Company. . . . . . . . . . . . . . . . . . 5

5.   Representations of Parent, Merger Sub and the Shareholder
     Representative. . . . . . . . . . . . . . . . . . . . . . . . . . 6

6.   Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

7.   Actions Prior to Closing. . . . . . . . . . . . . . . . . . . . .12

8.   Conditions Precedent to the Obligations of the Company. . . . . .13

9.   Conditions Precedent to the Obligations of Parent and Merger Sub.15

10.  Survival and Indemnification. . . . . . . . . . . . . . . . . . .16

11.  Nature of Representations . . . . . . . . . . . . . . . . . . . .19

12.  Documents at Closing. . . . . . . . . . . . . . . . . . . . . . .19

13.  Finder's Fees . . . . . . . . . . . . . . . . . . . . . . . . . .20

14.  Miscellaneous.. . . . . . . . . . . . . . . . . . . . . . . . . .21

Signature Page . . . . . . . . . . . . . . . . . . . . . . . . . . . .23


Exhibit A - Certificate of Merger






                                     i

                    AGREEMENT AND PLAN OF REORGANIZATION
                   -------------------------------------

     This Agreement and Plan of Reorganization (hereinafter the "Agreement") is entered into effective as of this 15th day of October, 2004, by and among Rescon Technology Corporation., a Nevada corporation (hereinafter "Parent"); Nayna Acquisition Corp., a newly-formed Delaware corporation and wholly-owned subsidiary of Parent (hereinafter "Merger Sub"); Christian Nigohosian, a shareholder of Parent (hereinafter the "Shareholder Representative"); and Nayna Networks, Inc., a Delaware corporation (hereinafter the "Company").

                                  RECITALS
                                 ---------

     WHEREAS, Parent desires to acquire the Company as a wholly-owned subsidiary and to issue thirty-two million five hundred thousand (32,500,000) shares of Parent Common Stock (as defined below) (on a post-reverse split basis as described below) to certain stockholders of the Company upon the terms and conditions set forth herein. Merger Sub is a wholly-owned subsidiary corporation of Parent that shall be merged into the Company, whereupon the Company shall be the surviving corporation of said merger and shall become a wholly-owned subsidiary of Parent (Merger Sub and the Company are sometimes collectively hereinafter referred to as the "Constituent Corporations").

     WHEREAS, the boards of directors of each of Parent, Merger Sub and the Company deem it advisable and in the best interests of such corporations and their respective stockholders that Merger Sub merge with and into the Company pursuant to this Agreement and the Delaware Certificate of Merger (in the form attached hereto as Exhibit A) and pursuant to applicable provisions of law (such transaction hereafter referred to as the "Merger").

     WHEREAS, Merger Sub has an authorized capitalization consisting of 1,000 shares of common stock, par value $0.001 per share, of which 100 shares shall be issued and outstanding and owned by Parent as of the closing of the Merger.

     WHEREAS, as of August 11, 2004 Parent has an authorized capitalization consisting of 100,000,000 shares of common stock, par value $0.0001 per share ("Parent Common Stock"), of which, 24,591,091 shares of Parent Common Stock were issued and outstanding and no shares of Parent Common Stock were reserved for issuance pursuant to options, warrants or other securities that are convertible into or exchangeable for Parent Common Stock, in each case as of the date hereof.

     WHEREAS, Parent intends to affect a reverse split of all outstanding shares of Parent Common Stock resulting in a total of three million five hundred fifty thousand (3,550,000) shares of Parent Common Stock outstanding following the split.

     WHEREAS, the Company has an authorized capitalization consisting of one hundred twenty-five million (125,000,000) shares of common stock, par value $0.001 per share ("Company Common Stock"), and sixty-seven million five hundred thousand (67,500,000) shares of preferred stock, par value $0.001 per share ("Company Preferred Stock"), of which fifteen million (15,000,000) are designated "Series CC" and fifty-two million five hundred thousand (52,500,000) are designated "Series D", one hundred three million three hundred eight-five thousand one hundred and sixty-four (103,385,164) shares of Company Common Stock fifteen million (15,000,000) shares of Series C Preferred Stock and nineteen million five hundred thirty-one thousand two hundred forty-six (19,531,246) shares of Series D Preferred Stock are currently issued and outstanding, seventy one million four hundred twenty thousand seven hundred and five shares of Company Common Stock are reserved for issuance pursuant to currently issued and outstanding options and warrants and conversion of preferred stock into common shares, in each case as of the date hereof.



     NOW THEREFORE, for the mutual consideration set out herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

                                 AGREEMENT
                                 ----------

     1. Plan of Reorganization. The parties to this Agreement do hereby agree that Merger Sub shall be merged with and into the Company upon the terms and conditions set forth herein and in accordance with the provisions of the Delaware General Corporation Law. It is the intention of the parties hereto that this transaction qualify as a tax-free reorganization under Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, and related sections thereunder.

     2. Terms of Merger. In accordance with the provisions of this Agreement and the requirements of applicable law, Merger Sub shall be merged with and into the Company as of the Effective Date (the terms "Closing" and "Effective Date" are defined in Section 6 hereof). The Company shall be the surviving corporation (hereinafter the "Surviving Corporation") and the separate existence of Merger Sub shall cease when the Merger shall become effective. Consummation of the Merger shall be upon the following terms and subject to the conditions set forth herein:

          (a)       Corporate Existence.

               (1) Commencing with the Effective Date, the Surviving Corporation shall continue its corporate existence as a Delaware corporation and (i) it shall thereupon and thereafter possess all rights, privileges, powers, franchises and property (real, personal and mixed) of each of the Constituent Corporations; (ii) all debts due to either of the Constituent Corporations, on whatever account, all causes in action and all other things belonging to either of the Constituent Corporations shall be taken and deemed to be transferred to and shall be vested in the Surviving Corporation by virtue of the Merger without further act or deed; and (iii) all rights of creditors and all liens, if any, upon any property of any of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Date, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation.

               (2) At the Effective Date, (i) the Certificate of Incorporation and the By-laws of the Company, as existing immediately prior to the Effective Date, shall be and remain the Certificate of Incorporation and By-laws of the Surviving Corporation; (ii) the members of the Board of Directors of the Surviving Corporation holding office immediately prior to the Effective Date shall remain as the members of the Board of Directors of the Surviving Corporation (if on or after the Effective Date a vacancy exists on the Board of Directors of the Surviving Corporation, such vacancy may thereafter be filled in a manner provided by applicable law and the By-laws of the Surviving Corporation); and (iii) until the Board of Directors of the Surviving Corporation shall otherwise determine, all persons who hold offices of the Surviving Corporation at the Effective Date shall continue to hold the same offices of the Surviving Corporation.

          (b)  Conversion of Securities.

     As of the Effective Date and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the securities of any of these corporations, each of the following shall occur:

               (1) Each share of Company Common Stock and Series D Preferred Stock issued and outstanding immediately prior to the Effective Date shall be converted into the right to receive pro rata on an as converted to Common Stock basis a portion of the thirty-two million five hundred thousand shares of Parent to be issued to the holders of Company Common Stock and Series D Preferred Stock. (The fraction of a share of Parent Common Stock into which each shares of Company Common Stock shall convert will hereinafter be referred to as the "Common Exchange Ratio") Each share of Series CC Preferred Stock outstanding immediately prior to the Effective Date shall be cancelled. All such shares of Company Common Stock, Series D Preferred Stock and Series CC Preferred Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate previously evidencing any such shares shall thereafter represent the right to receive, upon the surrender of such certificate in accordance with the provisions of Section 3 hereof, certificates evidencing such number of shares of Parent Common Stock, respectively, into which such shares of Company Common Stock were converted. The holders of such certificates previously evidencing shares of Company Common Stock outstanding immediately prior to the Effective Date shall cease to have any rights with respect to such shares of Company Common Stock except as otherwise provided herein or by law;

               (2) Any shares of capital stock of the Company held in the treasury of the Company immediately prior to the Effective Date shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto;

               (3) Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Date shall remain in existence as one share of common stock of the Surviving Corporation, which shall be owned by Parent;

          (c)  Other Matters.

               (1) Upon the effectiveness of the Merger, each outstanding option or warrant to purchase Company Common Stock, whether or not then exercisable, shall be converted into an option or warrant to purchase (in substitution for each share of Company Common Stock subject to an option or warrant to purchase Company Common Stock) a number of shares of Parent Common Stock equal to (i) the number of shares currently subject to such option or warrant multiplied by (ii) the Common Exchange Ratio (rounded to the nearest whole share) at an exercise price equal to (i) the exercise price in effect immediately prior to the Merger multiplied by (ii) the Common Exchange Ratio (rounded to the nearest whole cent). All other terms and conditions of each option or warrant to purchase Company Common Stock shall remain the same.

               (2) At the Closing, the Board of Directors of Parent shall increase the size of the Board of Directors of Parent to consist of seven
(7) directors and the existing directors of Parent shall nominate and elect to the Board of Directors of Parent the persons designated by the Company, and all of the persons serving as directors and officers of Parent immediately prior to the Closing shall thereafter resign from all of their positions with Parent, all subject to compliance with Rule 14f-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     3. Delivery of Shares. On or as soon as practicable after the Effective Date, the Company will use reasonable efforts to cause all holders of Company Common Stock (collectively, the "Company Stockholders") to surrender to Parent for cancellation certificates representing their shares of Company Common Stock against delivery of certificates representing the shares of Parent Common Stock for which the shares of Company Common Stock are to be converted in the Merger. Until surrendered and exchanged as herein provided, each outstanding certificate which, prior to the Effective Date, represented Company Common Stock shall be deemed for all corporate purposes to evidence ownership of the same number of shares of Parent Common Stock into which the shares of Company Common Stock represented by such the Company certificate shall have been so converted. No dividends or other distributions declared or made with respect to Parent Common Stock after the Effective Date will be paid to the holder of any certificate that prior to the Effective Date evidenced shares of Company Common Stock until the holder of such certificate surrenders or exchanges such certificate as herein provided. Subject to the effect of any applicable abandoned property, escheat or similar laws, following surrender of any such certificate, there will be paid to the holder of the certificates evidencing shares of Parent Common Stock issued in exchange therefor, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Date theretofore paid with respect to such shares of Parent Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions, with a record date after the Effective Date but prior to the surrender and a payment date occurring after surrender, payable with respect to such shares of Parent Common Stock less any withholding taxes which are required thereon. No party hereto will be liable to any former holder of Company Common Stock for any Parent Common Stock or dividends or distributions thereon in each case delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. In the event any certificate representing Company Common Stock shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder of Company Common Stock claiming such certificate to be lost, stolen or destroyed and an agreement by such holder to indemnify and hold harmless Parent and the Surviving Corporation against any claim that may be made against them with respect to such certificate, Parent will issue in exchange for such lost, stolen or destroyed certificate Parent Common Stock to which such holder is entitled pursuant to this Agreement.

     4. Representations of the Company. The Company hereby represents and warrants as follows, which warranties and representations shall also be true as of the Closing:

          (a) As of the date hereof 96,320,574 shares of Company Common Stock 15,000,000 shares of the Series CC Preferred Stock and 19,531,247 shares of the Series D Preferred Stock are issued and outstanding. Other than the exercise or conversion of outstanding options or warrants to purchase Company Common Stock, the foregoing shares represent all of the shares of the Company's capital stock that will be issued and outstanding as of the Closing.

          (b) The issued and outstanding shares of Company Common Stock and Company Preferred Stock constitute duly authorized, validly issued shares of capital stock of the Company. All issued and outstanding shares of Company Common Stock and Company Preferred Stock are fully paid and nonassessable.

          (c) The Company audited financial statements as of and for the years ended December 31, 2001, 2002 and 2003 and the unaudited financial statements for the nine months ended September 30, 2004, all of which have been made available to Parent (hereinafter referred to as the "Company Financial Statements"), fairly present the financial condition of the Company as of the date thereof and the results of its operations for the period covered. Other than as set forth in any schedule or Exhibit attached hereto, and except as may otherwise be set forth or referenced herein, there are no material liabilities or obligations, either fixed or contingent, not disclosed or referenced in the Company Financial Statements or in any exhibit thereto or notes thereto other than contracts or obligations occurring in the ordinary course of business since September 30, 2004; and no such contracts or obligations occurring in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of the Company as reflected in the Company Financial Statements. The Company has or will have at the Closing, good title to all assets shown on the Company Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record.
The Company Financial Statements have been prepared in accordance with generally accepted accounting principles (except as may be indicated therein or in the notes thereto and except for the absence of footnotes).

          (d) Except as set forth in Schedule 4(d), since September 30, 2004 there have not been any material adverse changes in the financial position of the Company except changes arising in the ordinary course of business, which changes will not materially and adversely affect the financial position of the Company.

          (e) The Company is not a party to any material pending litigation or, to the knowledge, after due investigation (herein, "Knowledge"), of its executive officers, any governmental investigation or proceeding, not reflected in the Company Financial Statements, and, to its Knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened against the Company.

          (f) The Company is duly organized, validly existing and in good standing in the State of Delaware, and has the corporate power to own, lease and operate its property and to carry on its business as now being conducted and is duly qualified to do business and in good standing in each state where required to be so qualified except where the failure to so qualify would have no material negative impact on the Company.

          (g) The Company has, or by the Closing will have, filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed in the ordinary course of business and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Closing, except where the failure to do so would not have a material adverse effect on the Company. The Company is not delinquent or obligated for any tax, penalty, interest, delinquency or charge and there are no tax liens or encumbrances applicable to the Company.

          (h) The Company has not materially breached any material agreement to which it is a party. The Company has made available to Parent copies of or access to all material contracts, commitments and/or agreements to which the Company is a party, including all contracts covering relationships or dealings with related parties or affiliates.

          (i)  The Company has no subsidiary corporations.

          (j) The Company has made its corporate financial records, minute books, and other corporate documents and records available for review to present management of Parent prior to the Closing, during reasonable business hours and on reasonable notice.

          (k) The Company has the corporate power to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been or will prior to the Closing be duly authorized by the Board of Directors of the Company and by the stockholders of the Company. The execution of this Agreement does not materially violate or breach any material agreement or contract to which the Company is a party, and the Company, to the extent required, has (or will have by Closing) obtained all necessary approvals or consents required by any agreement to which the Company is a party. The execution and performance of this Agreement will not violate or conflict with any provision of the Certificate of Incorporation or By-laws of the Company.

          (l) Information regarding the Company which has been delivered by the Company to Parent for use in connection with the Merger, is true and accurate in all material respects.

     5. Representations of Parent, Merger Sub and the Shareholder Representative. Parent, Merger Sub and the Shareholder Representative hereby jointly and severally represent and warrant as follows, each of which representations and warranties shall also be true as of the Closing:
(For purposes of this Section 5, "material" means payment or performance of a contract, commitment, arrangement or understanding which is expected to involve payments in excess of $2,000.)

          (a) As of the Closing, the shares of Parent Common Stock to be issued and delivered to the Company Stockholders hereunder and in connection herewith will, when so issued and delivered, constitute duly authorized, validly and legally issued, fully-paid, nonassessable shares of Parent capital stock, will not be issued in violation of any preemptive or similar rights and will be issued free and clear of all liens and encumbrances. As of the Closing, the shares of Parent Common Stock to be reserved for issuance to the holders of options and warrants to purchase Company Common Stock, when so issued and delivered in accordance with such options, warrants, will constitute duly authorized, validly and legally issued, fully-paid, nonassessable shares of Parent capital stock, will not be issued in violation of any preemptive or similar rights and will be issued free and clear of all liens and encumbrances. The shares issued hereunder, however, will be "restricted" in accordance with the provisions of Rule 144 and, unless subsequently registered will be subject to the resale provisions of the same Rule.

          (b) Parent and Merger Sub each have the corporate power to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by (i) the respective Boards of Directors of Parent and Merger Sub and by Parent as the sole stockholder of Merger Sub and (ii) the majority stockholders of Parent. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and constitutes a legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency or other laws affecting creditor's rights generally or by legal principles of general applicability governing the availability of equitable remedies. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which Parent, Merger Sub or the Shareholder Representative is a party or to which it is otherwise subject and will not violate any judgment, decree, order, writ, law, rule, statute, or regulation applicable to Parent, Merger Sub, the Shareholder Representative or their respective properties. The execution and performance of this Agreement will not violate or conflict with any provision of the respective Articles of Incorporation or Certificate of Incorporation or by-laws of either Parent or Merger Sub.

          (c) Parent has delivered to the Company a true and complete copy of its audited financial statements for the fiscal years ended August 31, 2001, 2002 and 2003, and the unaudited financial statements for the six months ended May 31, 2004 (the "Parent Financial Statements"). The Parent Financial Statements are complete, accurate and fairly present the financial condition of Parent as of the dates thereof and the results of its operations for the periods then ended. There are no material liabilities or obligations either fixed or contingent not reflected therein. The Parent Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of Parent as of the dates thereof and the results of its operations and changes in financial position for the periods then ended. Merger Sub has no financial statements because it was recently formed solely for the purpose of effectuating the Merger and it has been, is and will remain inactive except for purposes of the Merger, and it has no assets, liabilities, contracts or obligations of any kind other than as incurred in the ordinary course of business in connection with its incorporation in Delaware. Other than has been previously disclosed to the Company in writing, Parent has no subsidiaries or affiliates and does not have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business. Merger Sub has no subsidiaries or affiliates (other than Parent) and does not have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business.

          (d) Since May 31, 2004 there have not been any material adverse changes in the financial condition of Parent. At the Closing, neither Parent nor Merger Sub shall have any material assets other than those reflected in the Parent Financial Statements. At Closing, Parent shall have entered into agreements effective as of the Effective Time to convert all liabilities of Parent into shares of Parent Common Stock or to otherwise resolve the liabilities of Parent such that at the Effective Time Parent shall not have any liabilities of any kind. Merger Sub now has, and at Closing shall not have, any liabilities of any kind.

          (e) Neither Parent nor Merger Sub is a party to, or the subject of, any pending litigation, claims, or governmental investigation or proceeding not reflected in the Parent Financial Statements, and to the Knowledge of the Shareholder Representative, Parent and Merger Sub, there are no lawsuits, claims, assessments, investigations, or similar matters, threatened or contemplated against or affecting Merger Sub, Parent, or the management or properties of Parent or Merger Sub.

          (f) Parent and Merger Sub are each duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation; each has the corporate power to own, lease and operate its property and to carry on its business as now being conducted and is duly qualified to do business and in good standing to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact. Neither corporation is required to be qualified to do business in any state other than the States of Nevada and Utah.

          (g) Parent and Merger Sub have filed all federal, state, county and local income, excise, property and other tax, governmental and/or other returns, forms, filings, or reports, which are due or required to be filed by it prior to the date hereof and have paid or made adequate provision in the Parent Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns, filings or reports or pursuant to any assessments received. Neither Parent nor Merger Sub is delinquent or obligated for any tax, penalty, interest, delinquency or charge and there are no tax liens or encumbrances applicable to either corporation.

          (h) As of August 11, 2004, Parent's authorized capital stock consisted of 100,000,000 shares of Parent Common Stock, of which 24,591,091 shares of Parent Common Stock are presently issued and outstanding. At the Effective Time (without giving effect to the issuance of Parent Common Stock pursuant to the Merger), Parent's authorized capital stock will consist of 100,000,000 shares of Parent Common Stock, of which 3,550,000 shares of Parent Common Stock will be issued and outstanding. Merger Sub's capitalization consists solely of 1,000 authorized shares of common stock, par value $0.001 per share, of which 100 shares are outstanding, all of which are owned by Parent, free and clear of all liens, claims and encumbrances. All outstanding shares of capital stock of Parent and Merger Sub are, and shall be at Closing, validly issued, fully paid and nonassessable. There are no existing options, convertible or exchangeable securities, calls, claims, warrants, preemptive rights, registration rights or commitments of any character relating to the issued or unissued capital stock or other securities of either Parent or Merger Sub. There are no voting trusts, proxies or other agreements, commitments or understandings of any character to which Parent or Merger Sub is a party or by which Parent or Merger Sub is bound with respect to the voting of any capital stock of Parent or Merger Sub. There are no outstanding stock appreciation, phantom stock or similar rights with respect to any capital stock of Parent or Merger Sub. There are no outstanding obligations to repurchase, redeem or otherwise acquire any shares of capital stock of Parent or Merger Sub.


                                     10

          (i) Parent and Merger Sub have (and at the Closing they will have) disclosed in writing to the Company all events, conditions and facts materially affecting the business, financial conditions (including any liabilities, contingent or otherwise) or results of operations of either Parent or Merger Sub of which they have Knowledge.

          (j) The financial records, minute books, and other documents and records of Parent and Merger Sub have been made available to the Company prior to the Closing. To the Knowledge of Parent, Merger Sub and the Shareholder Representative, the records and documents of Parent and Merger Sub that have been delivered to the Company constitute all of the records and documents of Parent and Merger Sub.

          (k) Neither Parent nor Merger Sub has breached, nor is there any pending, or to the Knowledge of the Shareholder Representative, any existing or threatened claim, that has not been disclosed to the Company in writing, that Parent or Merger Sub has breached, any of the terms or conditions of any agreements, contracts, commitments or other documents to which it is a party or by which it is, or its properties are bound. The execution and performance of this Agreement will not violate any provisions of applicable law or any agreement to which Parent or Merger Sub is subject. Each of Parent and Merger Sub hereby represent and warrant that, other than as has been disclosed to the Company in writing, it is not a party to any material contract or commitment, and that it has disclosed to the Company in writing all previous or existing relationships or dealings with related or controlling parties or affiliates of Parent, Merger Sub or the Shareholder Representative. Each of Parent and Merger Sub hereby represent and warrant that there are no currently existing agreements with any affiliates, related or controlling persons or entities of Parent, Merger Sub or the Shareholder Representative.

          (l) Parent has complied with all of the provisions relating to the issuance of securities, and for the registration thereof, under the Securities Act of 1933, as amended (the "Securities Act"), other applicable securities laws, and all applicable blue sky laws in connection with any and all of its stock issuances. Parent has no Knowledge of any outstanding, pending or threatened stop orders or other actions or investigations relating thereto involving federal and state securities laws. All issued and outstanding shares of Parent's capital stock were offered and sold in compliance with federal and state securities laws and were not offered, sold or issued in violation of any preemptive right, right of first refusal or right of first offer and are not subject to any right of rescission.

          (m) Parent was organized for the purpose of commencing the business of manufacturing and selling chemicals and was not formed for the purpose of engaging in a merger or acquisition with an unidentified company and is not a blank check company.


                                     9

          (n) All information regarding Parent which has been provided to the Company by Parent or set forth in any document or other communication prepared and disseminated by the Parent to the public or filed with The National Association of Securities Dealers, Inc. ("NASD") or the Securities and Exchange Commission ("SEC") or any state securities regulators or authorities prior to the Closing of this Agreement is true, complete, accurate in all material respects, not misleading, and was and is in full compliance with all securities laws and regulations.

          (o) Parent is and has been in compliance with, and Parent has conducted any business currently and previously owned or operated by it in compliance with, all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations (including, without limitation, the Sarbanes Oxley Act of 2002) and environmental laws and regulations then in effect, except where such noncompliance has and will have, in the aggregate, no material adverse effect. Parent has not received notice of any noncompliance with the foregoing, nor does it or the Shareholder Representative have Knowledge of any claims or threatened claims in connection therewith. Parent has never conducted any operations or engaged in any business transactions whatsoever other than as set forth in the reports Parent has previously filed with the SEC.

          (p) Without limiting the foregoing, (i) Parent and any other person or entity for whose conduct Parent is legally held responsible are and have been in material compliance with all applicable federal, state, regional, and local laws, statutes, ordinances, judgments, rulings and regulations relating to any matters of pollution, protection of the environment, health or safety, or environmental regulation or control, and
(ii) neither Parent nor any other person for whose conduct Parent is legally held responsible has manufactured, generated, treated, stored, handled, processed, released, transported or disposed of any hazardous substance on, under, from or at any of Parent's properties or in connection with Parent's operations.

          (q) As of their respective dates, the documents, reports and schedules filed with the SEC, the NASD and any applicable state or regional securities regulators or authorities (collectively, the "Parent SEC Documents") complied in all material respects with the requirements of the Securities Act, the Exchange Act, the NASD rules and regulations and state and regional securities laws and regulations, as the case may be, and, at the respective times they were filed, none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements (including, in each case, any notes thereto) of Parent included in the Parent SEC Documents complied as to form and substance in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles (except as may be indicated therein or in the notes thereto) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented in all material respects the financial position of Parent as of the respective dates thereof and the results of its operations and its cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein).


                                     10

          (r) Except as and to the extent specifically disclosed in this Agreement and as may be specifically disclosed or reserved against as to amount in the latest balance sheet contained in the Parent Financial Statements, there is no basis for any assertion against Parent of any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, known or unknown, including, without limitation, any liability for taxes (including e-commerce sales or other taxes), interest, penalties and other charges payable with respect thereto. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will
(a) result in any payment (whether severance pay, unemployment compensation or otherwise) becoming due from Parent to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of Parent, (b) increase any benefits otherwise payable to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of Parent, or (c) result in the acceleration of the time of payment or vesting of any such benefits.

          (s) No aspect of Parent's past or present business, operations or assets is of such a character as would restrict or otherwise hinder or impair Parent from carrying on the business of Parent as it is presently being conducted by Parent.

          (t) Parent has no material contracts, commitments, arrangements, or understandings relating to its business, operations, financial condition, prospects or otherwise.

          (u) Other than this Agreement and the transactions contemplated hereby, there are no outstanding contracts, commitments or bids, or services, development, sales or other proposals of either Parent or Merger Sub.

          (v) There are no outstanding lease commitments that cannot be terminated without penalty upon 30-days notice, or any purchase commitments, in each case of either Parent or Merger Sub.

          (w) No representation or warranty by Parent or Merger Sub contained in this Agreement and no statement contained in any certificate, schedule or other communication furnished pursuant to or in connection with the provisions hereof contains or shall contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading. There is no current or prior event or condition of any kind or character pertaining to Parent that may reasonably be expected to have a material adverse effect on Parent or its subsidiaries. Except as specifically indicated elsewhere in this Agreement, all documents delivered by Parent in connection herewith have been and will be complete originals, or exact copies thereof.

          (x) Assuming all corporate consents and approvals have been obtained and assuming the appropriate filings and mailings are made by Parent under the Securities Act, the Exchange Act, with the NASD, and with the Secretary of State of Nevada, the execution and delivery by Parent of this Agreement and the closing documents and the consummation by Parent of the transactions contemplated hereby do not and will not (i) require the consent, approval or action of, or any filing or notice to, any corporation, firm, person or other entity or any public, governmental or judicial authority (except for such consents, approvals, actions, filing or notices the failure of which to make or obtain will not in the aggregate have a material adverse effect); or (ii) violate any order, writ, injunction, decree, judgment, ruling, law, rule or regulation of any federal, state, county, municipal, or foreign court or governmental authority applicable to Parent, or its business or assets. Parent is not subject to, or a party to, any mortgage, lien, lease, agreement, contract, instrument, order, judgment or decree or any other material restriction of any kind or character which would prevent, hinder, restrict or impair the continued operation of the business of Parent (or to the Knowledge of Parent, the continued operation of the business of the Company) after the Closing.

                                     11


          (y) Parent currently has no employees, consultants or independent contractors other than its attorneys and accountants. The Shareholder Representative is the sole director and sole executive officer of each of Parent and Merger Sub.

     6. Closing. The Closing of the transactions contemplated herein shall take place at the offices of Nayna Networks, Inc. on such date (the "Closing") as mutually determined by the parties hereto when all conditions precedent have been met and all required documents have been delivered, which Closing shall occur on or before February 15, 2005. The "Effective Date" of the Merger shall be that date and time specified in the Certificate of Merger as the date on which the Merger shall become effective.

     7.   Actions Prior to Closing.

          (a) Prior to the Closing, the Company on the one hand, and Parent and Merger Sub on the other hand, shall be entitled to make such investigations of the assets, properties, business and operations of the other party, and to examine the books, records, tax returns, financial statements and other materials of the other party as such investigating party deems necessary in connection with this Agreement and the transactions contemplated hereby. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and the parties hereto shall cooperate fully therein. Until the Closing, and if the Closing shall not occur, thereafter, each party shall keep confidential and shall not use in any manner inconsistent with the transactions contemplated by this Agreement, and shall not disclose, nor use for their own benefit, any information or documents obtained from the other party concerning the assets, properties, business and operations of such party, unless such information (i) is readily ascertainable from public or published information, (ii) is received from a third party not under any obligation to keep such information confidential, or (iii) is required to be disclosed by any law or order (in which case the disclosing party shall promptly provide notice thereof to the other party in order to enable the other party to seek a protective order or to otherwise prevent such disclosure). If this transaction is not consummated for any reason, each party shall return to the other all such confidential information, including notes and compilations thereof, promptly after the date of such termination. The representations and warranties contained in this Agreement shall not be affected or deemed waived by reason of the fact that either party hereto discovered or should have discovered any representation or warranty is or might be inaccurate in any respect.

          (b) Prior to the Closing, the Company, Parent, Merger Sub, and the Shareholder Representative agree not to issue any statement or communications to the public or the press regarding the transactions contemplated by this Agreement without the prior written consent of the other parties. In the event that Parent is required under federal securities law either to (i) file any document with the SEC that discloses this Agreement or the transactions contemplated hereby, or (ii) make a public announcement regarding this Agreement or the transactions contemplated hereby, Parent shall provide the Company with a copy of the proposed disclosure no less than 48 hours before such disclosure is made, unless otherwise agreed by the Company, and shall incorporate into such disclosure any reasonable comments or changes that the Company may request.

                                     12

          (c) Prior to the Closing, except as contemplated by this Agreement, there shall be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights, options or warrants issued in respect of Parent Common Stock after the date hereof and there shall be no dividends or other distributions paid on Parent Common Stock after the date hereof, in each case through and including the Closing. Parent and Merger Sub shall conduct no business, prior to the Closing, other than in the ordinary course of business or as may be necessary in order to consummate the transactions contemplated hereby. Prior to the Closing, except as contemplated by this Agreement, Parent and Merger Sub shall not take any action or enter into any agreement to issue or sell any shares of capital stock of Parent or Merger Sub or any securities convertible into or exchangeable for any shares of capital stock of Parent or Merger Sub or to repurchase, redeem or otherwise acquire any of the issued and outstanding capital stock of Parent or Merger Sub without the prior written consent of the Company.

          (d) Prior to the Closing, Parent and Merger Sub shall conduct their business only in the usual and ordinary course and the character of such business shall not be changed nor shall any different business be undertaken. Prior to the Closing, except as contemplated hereby, Parent and Merger Sub shall not incur any liabilities or obligations without the prior written consent of the Company.

          (e) Prior to the Closing, Parent will file all required Parent SEC Documents and comply in all material respects with the requirements of the Securities Act, the Exchange Act, the NASD rules and regulations and state and regional securities laws and regulations.

          (f) Prior to the Closing, Parent and the Shareholder Representative shall take such actions as shall be necessary to cancel shares of Parent Common Stock and any liabilities of Parent so that the capital stock of Parent issued and outstanding at the Effective Time (without giving effect to the issuance of Parent Common Stock pursuant to the Merger) shall be 3,550,000 shares of Parent Common Stock and so that Parent shall have no liabilities at the Effective Time.

     8. Conditions Precedent to the Obligations of the Company. All obligations of the Company under this Agreement are subject to the fulfillment, prior to or as of the Closing, of each of the following conditions, any of which may be waived by the Company:

          (a) The representations and warranties by or on behalf of Parent, Merger Sub and the Shareholder Representative contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith shall be true and correct in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.


                                     13

          (b) Parent and Merger Sub shall have performed and complied with, in all material respects, all covenants, agreements, and conditions set forth or otherwise contemplated in, and shall have executed and delivered all documents required by, this Agreement to be performed or complied with or executed and delivered by them prior to or at the Closing.

          (c) The directors of Parent and the directors and sole stockholder of Merger Sub shall have approved in accordance with applicable state corporation law the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

          (d) The Company in its sole discretion, shall be satisfied with the results of its business, legal and financial due diligence review of the Parent.

          (e) On or before the Closing Date, Parent and Merger Sub shall have delivered to the Company certified copies of resolutions of the stockholders and the directors of Merger Sub and Parent approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable Parent and Merger Sub to comply with the terms of this Agreement, including the election of the Company's nominees to the Board of Directors of Parent and all matters outlined or contemplated herein.

          (f) The Merger shall be permitted by applicable state law and otherwise and Parent shall have sufficient shares of its capital stock authorized to complete the Merger and the transactions contemplated hereby.

          (g) At Closing, all of the directors and officers of Parent shall have resigned in writing from their positions as directors and officers of Parent effective upon the election and appointment of the Company nominees, and the directors of Parent shall take such action as may be necessary or desirable regarding such election and appointment of the Company nominees.

          (h) At the Closing, all instruments and documents delivered by Parent or Merger Sub, including to the Company Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for the Company.

          (i) The shares of restricted Parent capital stock to be issued to the Company Stockholders at Closing will be validly issued, nonassessable and fully paid under Nevada corporation law and will be issued in a nonpublic offering in compliance with all applicable federal and state and applicable securities laws.

          (j) The Company shall have received all necessary and required approvals and consents from required parties and from its stockholders.

          (k) The capital stock of Parent issued and outstanding immediately at the Effective Time (without giving effect to the issuance of Parent Common Stock pursuant to the Merger) shall be 3,550,000 shares of Parent Common Stock. Parent and Merger Sub shall have no liabilities, whether or not accrued, and there shall be no pending actions, proceedings or claims made or, to the Knowledge of Parent or the Shareholder Representative, threatened against Parent at the Effective Time.

                                     14

          (l) At the Closing, Parent and Merger Sub shall have delivered to the Company an opinion of Parent's legal counsel dated as of the Closing to the effect that:

               (1) Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

               (2) Parent and Merger Sub have all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Parent and Merger Sub and is a valid and binding obligation of Parent and Merger Sub enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors' rights;

               (3) The Merger, this Agreement, the related Certificate of Merger, the execution and delivery of this Agreement and the related Certificate of Merger and the consummation of the transactions contemplated thereby, have been duly authorized and approved by Parent's Board of Directors and stockholders;

               (4) The shares of Parent capital stock when issued will be duly and validly issued, fully paid and nonassessable; and

               (5) Legal counsel for Parent and Merger Sub is not aware of any liabilities, claims or lawsuits involving Parent or Merger Sub.

     9. Conditions Precedent to the Obligations of Parent and Merger Sub. All obligations of Parent and Merger Sub under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any of which may be waived by Parent and Merger Sub:

          (a) The representations and warranties by the Company contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true and correct in all material respects at and as of the Closing as though such representations and warranties were made at and as of such times.

          (b) The Company shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing;

          (c) On or before the Closing Date, the Company shall have delivered to Parent certified copies of resolutions of the directors of the Company approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper actions to enable the Company to comply with the terms of this Agreement.

          (d) At the Closing, all instruments and documents delivered by the Company pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for the Company.


                                     15


          (e) The Company shall have received all necessary and required approvals and consents from all required parties, including, if necessary, its stockholders.

          (f) The Company shall deliver an opinion of its legal counsel to the effect that:

               (1) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation;

               (2) The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors' rights;

               (3) The Merger, this Agreement, the related Certificate of Merger, the execution and delivery of this Agreement and the related Certificate of Merger and the consummation of the transactions contemplated thereby, have been duly authorized and approved by the Company's Board of Directors and stockholders; and

               (4) Legal counsel for the Company is not aware of any liabilities, claims or lawsuits involving the Company.

     10. Survival and Indemnification. All representations, warranties, covenants and agreements contained in this Agreement, or in any schedule, certificate, document or statement delivered pursuant hereto, shall survive (and not be affected in any respect by) the Closing, any investigation conducted by any party hereto and any information which any party may receive. Notwithstanding the foregoing, the representations and warranties contained in or made pursuant to this Agreement shall terminate on, and no claim or action with respect thereto may be brought after, the third anniversary of the Effective Date (the "Indemnification Termination Date"), except that the representations and warranties contained in Section 5(h) of this Agreement shall survive indefinitely. The representations and warranties which terminate on the Indemnification Termination Date, and the liability of any party with respect thereto pursuant to this Section 10, shall not terminate with respect to any claim, whether or not fixed as to liability or liquidated as to amount, with respect to which the appropriate party has been given written notice setting forth the facts upon which the claim for indemnification is based prior to the Indemnification Termination Date, as the case may be.

          (a)  The parties shall indemnify each other as set forth below:

               (1) Subject to the provisions of this Section 10, each of the Shareholder Representative, Parent and Merger Sub (individually and collectively, the "Parent Group") shall jointly and severally indemnify and hold harmless the Company and the Company's present and future officers, directors, employees and attorneys (and after the Closing, the Shareholder Representative shall also indemnify Parent) (collectively, the "Company Indemnified Parties") from and against any Losses (as defined below) including, without limitation, any reasonable legal expenses to the extent arising from, relating to or otherwise in respect of (i) any inaccuracy or breach of any representation or warranty of the Parent Group contained in Sections 5 or 13 of this Agreement (as of the date hereof, or as of the Closing) or of any representation, warranty or statement made in any schedule, certificate, document or instrument delivered by the Parent Group or any officer or any of them at or in connection with the Closing, which such Company Indemnified Party did not know or have reason to know was an inaccuracy or breach of said representation of warranty), or (ii) the breach by the Parent Group, of or failure by the Parent Group to perform

                                     16


any of its covenants or agreements contained in this Agreement; provided, however, that (A) no member of the Parent Group shall be responsible for any Losses with respect to the matters referred to in clauses (i) or (ii) of this Section 10(a), until the cumulative aggregate amount of all such Losses exceeds $10,000, in which event the Parent Group shall then be liable for all such cumulative aggregate Losses, including the first $10,000. Each member of the Parent Group specifically acknowledges and agrees that any member of the Company Indemnified Party may proceed against any member of the Parent Group under this Section 10 without contemporaneously, or at any time, proceeding against any other member of the Parent Group. As used herein, "Losses" shall mean any and all demands, claims, complaints, actions or causes of action, suits, proceedings, investigations, arbitrations, assessments, losses, damages, payments, liabilities or obligations (including those arising out of any action, such as any settlement or compromise thereof or judgment or award therein) and any reasonable fees, costs and expenses related thereto, and the term "legal expenses" shall mean the reasonable fees, costs and expenses of any kind incurred by any party indemnified herein and its counsel in investigating, preparing for, defending against or providing evidence, producing documents or taking other action with respect to any threatened or asserted claim.

               (2) Subject to the provisions of this Section 10, the Company shall indemnify and hold harmless each member of the Parent Group and their respective attorneys (collectively, the "Parent Group Indemnified Parties") from and against any Losses (including, without limitation, any reasonable legal expenses) to the extent arising from, relating to or otherwise in respect of (i) the inaccuracy or breach of any representation or warranty of the Company contained in Sections 4 or 13 of this Agreement (as of the date hereof, or as of the Closing) or of any representation, warranty or statement made in any schedule, certificate document or instrument delivered by the Company or an officer of the Company at or in connection with the Closing, which the Parent Group Indemnified Party did not know or have reason to know was an inaccuracy or breach of said representation of warranty , or (ii) the breach by the Company of or failure by the Company to perform any of its covenants or agreements contained in this Agreement; provided, however, that the Company shall not be responsible for any Losses with respect to the matters until the cumulative aggregate amount of such Losses exceeds $10,000, in which event the Company shall then be liable for all such cumulative aggregate Losses, including the first $10,000.

               (3) In order for a Company Indemnified Party or Parent Group Indemnified Party (an "Indemnified Party") to be entitled to any indemnification provided for under this Agreement, the Indemnified Party shall deliver notice of its claim for indemnification ("Notice") with reasonable promptness after determining to make such claim, to the Parent Group or any member thereof (in the case of any indemnification claim under Section 10(a)(1)) or to the Company (in the case of any indemnification claim under Section 10(a)(2)). The failure by any Indemnified Party so to notify the Parent Group (or any member thereof) or the Company, as the case may be, shall not relieve any relevant indemnifying party (each relevant member of the Parent Group, or the Company, as the case may be, being referred to herein as an "Indemnifying Party") from any liability which he or it may have to such Indemnified Party under this Agreement, except to the extent that such claim for indemnification involves the claim of a third party against the Indemnified Party and the Indemnifying Party shall have been actually prejudiced by such failure or the Notice is received after the Indemnification Termination Date. If an Indemnifying Party does not notify the Indemnified Party within 30 calendar days following receipt by it of such notice that such Indemnifying Party disputes its liability to the Indemnified Party under this Agreement, such claim specified by the Indemnified Party in such notice shall be conclusively deemed a liability of such Indemnifying Party under this Agreement and such Indemnifying Party shall pay the amount of such liability to the Indemnified Party on demand or, in the case of any notice in which the amount of the claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or such portion thereof) becomes finally determined. If an Indemnifying Party has disputed its liability with respect to such claim within thirty (30) days following receipt of the Notice, such Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute and, if not resolved through negotiations, such dispute shall be resolved by litigation in accordance with the terms of this Agreement.

                                     17

               (4) (i) If the claim involves a third party claim (a "Third Party Claim"), then the Indemnifying Party shall have the right, at its sole cost, expense and ultimate liability regardless of the outcome, and through counsel of its choice (which counsel shall be reasonably satisfactory to the Indemnified Party), to litigate, defend, settle or otherwise attempt to resolve such Third Party Claim; provided, however, that if in the Indemnified Party's reasonable judgment a conflict of interest may exist between the Indemnified Party and the Indemnifying Party with respect to such Third Party Claim, then the Indemnified Party shall be entitled to select counsel of its own choosing, reasonably satisfactory to the Indemnifying Party, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such counsel.

               (ii) Notwithstanding the preceding paragraph, if in the Indemnified Party's reasonable judgment no such conflict exists, the Indemnified Party may, but will not be obligated to, participate at its own expense in a defense of such Third Party Claim by counsel of its own choosing, but the Indemnifying Party shall be entitled to control the defense unless (A) in the case where only money damages are sought, the Indemnified Party has relieved the Indemnifying Party from liability with respect to the particular matter or (B) in the case where equitable relief is sought, the Indemnified Party elects to participate in and jointly control the defense thereof.

               (iii) Whenever the Indemnifying Party controls the defense of a Third Party Claim, the Indemnifying Party may only settle or compromise the matter subject to indemnification without the consent of the Indemnified Party if such settlement includes a complete release of all Indemnified Parties as to the matters in dispute and relates solely to money damages. The Indemnified Party will not unreasonably withhold consent to any settlement or compromise that requires its consent.

               (iv) In the event the Indemnifying Party fails to timely defend, contest, or otherwise protect the Indemnified Party against any such claim or suit, the Indemnified Party may, but will not be obligated to, defend, contest, or otherwise protect against the same, and make any compromise or settlement thereof, and in such event, or in the case where the Indemnified Party jointly controls such claim or suit, the Indemnified Party shall be entitled to recover its costs thereof from the Indemnifying Party, including attorneys' fees, disbursements and all amounts paid as a result of such claim or suit or the compromise or settlement thereof.


                                     18

               (v) The Indemnified Party shall cooperate and provide such assistance as the Indemnifying Party may reasonably request in connection with the defense of the matter subject to indemnification and in connection with recovering from any third parties amounts that the Indemnifying Party may pay or be required to pay by way of indemnification hereunder.

          (b) The amount of Losses for which indemnification is provided hereunder shall be computed without regard to any insurance recovery related to such losses.

     11. Nature of Representations. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and the other documents delivered at the Closing and not upon any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

     12. Documents at Closing. At the Closing, the following documents shall be delivered:

          (a) The Company will deliver, or will cause to be delivered, to Parent the following:

               (1) a certificate executed by the President of the Company to the effect that all representations and warranties made by the Company under this Agreement are true and correct as of the Closing, the same as though originally given to Parent or Merger Sub on said date;

               (2) a certificate from the State of Delaware dated within five business days of the Closing to the effect that the Company is in good standing under the laws of Delaware;

               (3) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

               (4) executed copy of the Certificate of Merger for filing in Delaware;

               (5) certified copies of resolutions adopted by the stockholders and directors of the Company authorizing the Merger;

               (6) all other items, the delivery of which is a condition precedent to the obligations of Parent and Merger Sub, as set forth herein; and

               (7)  the legal opinion required by Section 9(c) hereof.

                                     20

          (b) Parent and Merger Sub will deliver or cause to be delivered to the Company:

               (1) stock certificates representing those securities of Parent to be issued as a part of the Merger as described in Section 2 hereof;

               (2) a certificate of the President of Parent and Merger Sub, respectively, to the effect that all representations and warranties of Parent and Merger Sub made under this Agreement are true and correct as of the Closing, the same as though originally given to the Company on said date;

               (3) certified copies of resolutions adopted by the stockholders and the Board of Directors of Merger Sub and the Board of Directors of Parent authorizing the Merger and all related matters;

               (4) certificates from the jurisdiction of incorporation of Parent and Merger Sub dated within five business days of the Closing Date that each of said corporations is in good standing under the laws of said state;

               (5) executed copy of the Certificate of Merger for filing in Delaware;

               (6)  opinion of Parent's counsel as described in Section
8(k) above;

               (7) such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement;

               (8) written resignation of all of the officers and directors of Parent and Merger Sub and the written appointment of the Company's nominees as directors and officers of Parent; and

               (9) all other items, the delivery of which is a condition precedent to the obligations of the Company, as set forth in Section 8 hereof.

     13. Finder's Fees. The Shareholder Representative, Parent and Merger Sub, jointly and severally, represent and warrant to the Company, and the Company represents and warrants to each of the Shareholder Representative, Parent and Merger Sub, that none of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any "broker" or "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby.

     14.  Miscellaneous.

          (a) Further Assurances. At any time, and from time to time, after the Effective Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.


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          (b)  Waiver.  Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party (in its sole discretion) to whom such compliance is owed.

          (c) Termination. This Agreement and all obligations hereunder (other than those under Section 15(l)) may be terminated (i) after February 15, 2005 at the discretion of either party if the Closing has not occurred by such time (unless the Closing date is extended with the consent of both the Company and Parent) for any reason other than the default hereunder by the terminating party, (ii) at any time by the non-breaching party if any of the representations and warranties or other agreements made herein by the other party have been materially breached, (iii) by mutual written consent of Parent and the Company or (iv) by the Company if the Company Stockholders do not approve the Merger.

          (d) Amendment. This Agreement may be amended only in writing as agreed to by all parties hereto.

          (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the last known address of the noticed party.

          (f) Confidentiality. The Shareholder Representative hereby agrees that, after the Closing, he shall not publicly disclose any confidential information of either Parent, Merger Sub or the Company, and that he shall not make any public statement or announcement regarding the Merger or the business, financial condition, prospects or operations of Parent or the Company, without the prior written consent of the Company (or, after the Effective Date, Parent).

          (g) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (h) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (i) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

          (j) Entire Agreement. This Agreement and the attached Exhibits, including the Certificate of Merger, which is attached hereto as Exhibit "A," is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

          (k)  Time.  Time is of the essence.

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          (l)  Severability.  If any part of this Agreement is deemed to be unenforceable, the balance of the Agreement shall remain in full force and effect.

          (m) Responsibility and Costs. Whether the Merger is consummated or not, all fees, expenses and out-of-pocket costs, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such costs and expenses, unless the failure to consummate the Merger constitutes a breach of the terms hereof, in which event the breaching party shall be responsible for all costs of all parties hereto. Notwithstanding the foregoing, however, the Shareholder Representative shall be responsible for all such costs and expenses incurred by Parent and Merger Sub. The indemnification provisions of Section 10 shall not apply in the event of the termination of this Agreement prior to the Closing as a result of a breach hereof by either party.

          (n) Inapplicability of Indemnification Provisions. The provisions contained in Parent's Articles of Incorporation and/or By-laws for indemnifying officers and directors of that company shall not apply to the representations and warranties made herein by the Shareholder
Representative or the other officers of Parent.

          (o) Applicable Law. This Agreement shall be construed and governed by the internal laws of the State of Nevada.

          (p) Jurisdiction and Venue. Each party hereto irrevocably consents to the jurisdiction and venue of the state or federal courts located in Santa Clara County, State of California, in connection with any action, suit, proceeding or claim to enforce the provisions of this Agreement, to recover damages for breach of or default under this Agreement, or otherwise arising under or by reason of this Agreement.


















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         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


RESCON TECHNOLOGY CORPORATION     NAYNA NETWORKS, INC.:


By:___________________________    By:_______________________________
    Henrik Klausgaard, CEO            Naveen Bisht, President & CEO






NAYNA ACQUISITION CORP.:          CHRISTIAN NIGOHOSSIAN:




By: __________________________    By: ________________________________
    Henrik Klausgaard, CEO







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